                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 16, 1995                   /s/ Dale W. Polley
       ----------------------                ----------------------------------

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 16, 1995                   /s/ Dale W. Polley
       ----------------------                ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 21, 1995                   /s/ Toby S. Wilt
       ----------------------                ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 21, 1995                   /s/ Cal Turner, Jr.
       ----------------------                ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 21, 1995                   /s/ Dennis C. Bottorff
       ----------------------                ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 21, 1995                   /s/ Robert A. McCabe, Jr.
       ----------------------                ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 21, 1995                   /s/ Walter G. Knestrick
       ----------------------                ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 21, 1995                   /s/ James A. Haslam II
       ----------------------                ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 21, 1995                   /s/ T. Scott Fillebrown, Jr.
       ----------------------                ----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), her true and lawful attorney-in-fact and agent for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set her hand as of the date specified.


Dated:   December 21, 1995                   /s/ Martha R. Ingram
       ----------------------                ----------------------------------

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 21, 1995                   /s/ Reginald D. Dickson
       ----------------------                ----------------------------------

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 21, 1995                   /s/ Roscoe R. Robinson, M.D.
       ----------------------                ----------------------------------

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 19, 1995                   /s/ Sam H. Anderson, Jr.
       ----------------------                ----------------------------------

                                                                     EXHIBIT 24


                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 21, 1995                   /s/ James R. Martin
       ----------------------                ----------------------------------

                                                                     EXHIBIT 24


                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 21, 1995                   /s/ William S. Wire II
       ----------------------                ----------------------------------

                                                                     EXHIBIT 24


                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 21, 1995                   /s/ Earnest W. Deavenport, Jr.
       ----------------------                ----------------------------------

                                                                     EXHIBIT 24


                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 21, 1995                   /s/ James F. Smith, Jr.
       ----------------------                ----------------------------------

                                                                      EXHIBIT 24


                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 18, 1995                   /s/ Gene C. Koonce
       ----------------------                ----------------------------------

                                                                     EXHIBIT 24


                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4, S-8 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock in connection with the Company's acquisition of First City Bancorp, Inc. ("FCBI") or in connection with FCBI's employee benefit plans, granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated:   December 18, 1995                   /s/ Ted H. Welch
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